Dreyfus Premier
New Leaders Fund, Inc.
Seeks capital appreciation by
investing in small and midsize companies

PROSPECTUS May 1, 2004

Contents

The Fund

Goal/Approach	1
Main Risks	2
Past Performance	4
Expenses	5
Management	6
Financial Highlights	7

Your Investment

Account Policies	10
Distributions and Taxes	15
Services for Fund Investors	16
Instructions for Regular Accounts	17
Instructions for IRAs	19

For More Information

See back cover.

Dreyfus Premier New Leaders Fund, Inc.

The Fund
Ticker Symbols	Class A: DNLDX
Class B: DNLBX
Class C: DNLCX
Class R: DNLRX
Class T: DNLTX

GOAL/APPROACH

The fund seeks to maximize capital appreciation.To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of small and midsize companies. Often, these companies are “new leaders” in their industry, and are characterized by new or innovative products, services or processes with the potential to enhance earnings growth. The fund’s stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings. The fund also may invest in foreign stocks.

The fund defines “small and midsize companies” as companies with market capitalizations of $10 billion or less at the time of investment. However, the fund may continue to hold the securities of companies as their market capitalizations grow above $10 billion, and a substantial portion of the fund’s holdings may have market capitalizations higher than $10 billion at any time. The fund is not required to maintain an average or median market capitalization of investments within any particular range.

The fund managers use a sector management approach, supervising a team of sector managers who each make buy and sell decisions within their respective areas of expertise.

In choosing stocks, the fund uses a blended approach, investing in growth stocks, value stocks, or stocks that exhibit the characteristics of both. Using fundamental research and direct management contact, the fund managers identify companies with superior prospects for accelerated earnings growth. They also seek special situations such as corporate restructurings or management changes that could result in a significant increase in the stock price. Based on these factors, the fund managers may overweight or underweight different market sectors, relative to the fund’s benchmark index. The fund typically sells a stock when the reasons for buying it no longer apply, or when the company begins to show deteriorating fundamentals or poor relative performance, or when a stock is fully valued by the market.

The fund may, but is not required to, use derivatives, such as options, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy.

Concepts to understand

Growth stocks: companies whose earnings are expected to grow faster than the overall market. Often, growth stocks pay little or no dividends, have relatively high price-to-earnings and price-to-book ratios, and tend to be more volatile than value stocks.

Value stocks: stocks of companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for an event that could trigger a rise in price.

The Fund 1

MAIN RISKS

The fund’s principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Market risk. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.
  Smaller company risk. Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund’s investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.
  Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the manager misgauged that worth.They also may decline in price, even though in theory they are already undervalued.
  Market sector risk. The fund may overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those companies, industries, or sectors.
  Foreign investment risk. The fund typically does not focus on foreign security investments. However, to the extent the fund owns such securities, the fund’s performance will be influenced by the political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.
  Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.

  Derivatives risk. The fund may invest in derivative instruments, such as options (including those relating to stocks or indexes). A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund’s other investments.
  IPO risk. The fund may purchase securities of companies in initial public offerings (IPOs).The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund’s performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have a diminished effect on such fund’s performance.

Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund’s after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

The Fund 3

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows changes in the fund’s Class A performance from year to year. Sales loads are not reflected in the bar chart; if they were, the returns shown would have been lower. The table compares the average annual total returns of each of the fund’s share classes to those of the Russell Midcap Index, an unmanaged index of small and midsize company stock performance. Sales loads are reflected in the performance table. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the fund’s other share classes due to differences in expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the fund’s other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average annual total returns as of 12/31/03

Share class/				Since
inception date	1 Year	5 Years	10 Years	inception

Class A (1/29/85)
returns before taxes	24.12%	8.18%	9.97%	—
Class A
returns after taxes
on distributions	22.19%	6.30%	7.85%	—
Class A
returns after taxes
on distributions and
sale of fund shares	17.50%	6.45%	7.73%	—
Class B (11/27/02)
returns before taxes	26.73%	—	—	22.42%
Class C (11/27/02)
returns before taxes	29.72%	—	—	26.01%
Class R (11/27/02)
returns before taxes	31.97%	—	—	27.16%
Class T (11/27/02)
returns before taxes	25.33%	—	—	21.27%
Russell Midcap Index
reflects no deduction for
fees, expenses or taxes	40.06%	7.23%	12.18%	31.51%*

* Based on the life of Classes, B, C, R and T. For comparative purposes, the value of the index on 11/30/02 is used as the beginning value on 11/27/02.

What this fund is — and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table
	Class A	Class B	Class C	Class R	Class T

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	5.75	none	none	none	4.50
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none*	4.00	1.00	none	none*

Annual fund operating expenses (expenses paid from fund assets)
% of average daily net assets
Management fees	.75	.75	.75	.75	.75
Rule 12b-1 fee	none	.75	.75	none	.25
Shareholder services fee	.25	.25	.25	none	.25
Other expenses	.25	.24	.20	.18	.31

Total	1.25	1.99	1.95	.93	1.56

* Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

Expense example

1 Year		3 Years	5 Years	10 Years

Class A	$695	$949	$1,222	$1,999
Class B
with redemption	$602	$924	$1,273	$1,951**
without redemption	$202	$624	$1,073	$1,951**
Class C
with redemption	$298	$612	$1,052	$2,275
without redemption	$198	$612	$1,052	$2,275
Class R	$95	$296	$515	$1,143
Class T	$602	$920	$1,262	$2,223

** Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund’s portfolio and assisting in all aspects of the fund’s operations.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B, Class C and Class T shares. Because this fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for shareholder services.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

The Fund 5

MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $165 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.75% of the fund’s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company with approximately $3.6 trillion of assets under management, administration or custody, including approximately $679 billion under management. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

On March 30, 2004, Mellon Bank, N.A., a wholly owned subsidiary of Mellon Financial and the then-current parent company of Dreyfus, transferred its entire interest in Dreyfus, including Dreyfus Service Corporation (the fund’s distributor) and all of Dreyfus’ other direct and indirect subsidiaries, to Mellon Financial.The reorganization did not result in a change in the control or management of Dreyfus under the Investment Advisers Act of 1940, as amended, or the Investment Company Act of 1940, as amended (the 1940 Act); Dreyfus merely became a direct, rather than indirect, wholly owned subsidiary of Mellon Financial. The reorganization was part of a larger reorganization of Mellon Financial that is expected to increase organizational synergies and create a more efficient capital structure throughout the organization.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

Hilary Woods and Paul Kandel have been the fund’s primary portfolio managers since October 1996. Ms.Woods joined Dreyfus in 1987 as senior sector manager for the capital goods industry. Mr. Kandel joined Dreyfus in 1994 as senior sector manager for the technology and telecommunications industries.

The fund, Dreyfus and Dreyfus Service Corporation have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures.Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the Investment Advisers), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the 1940 Act and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contract with the Dreyfus funds.

FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

			Year Ended December 31,
Class A		2003	2002[1]	2001	2000	1999

Per-Share Data ($):
Net asset value, beginning of period		34.94	39.54	45.51	50.67	41.31
Investment operations:	Investment income (loss) — net[2]	(.03)	.00[3]	(.02)	(.02)	(.04)
	Net realized and unrealized
	gain (loss) on investments	10.95	(4.56)	(4.37)	4.03	15.33
Total from investment operations		10.92	(4.56)	(4.39)	4.01	15.29
Distributions:	Dividends from investment income — net	(.00)[3]	—	—	—	—
	Dividends from net realized
	gain on investments	(3.95)	(.04)	(1.58)	(9.17)	(5.93)
Total distributions		(3.95)	(.04)	(1.58)	(9.17)	(5.93)
Redemption fee reimbursed		—	.00[3]	.00[3]	.00[3]	.00[3]
Net asset value, end of period		41.91	34.94	39.54	45.51	50.67
Total Return (%)		31.68[4]	(11.55)[4]	(9.56)	8.60	37.42

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.25	1.23	1.16	1.10	1.13
Ratio of net investment income (loss)
to average net assets		(.08)	.00[5]	(.06)	(.03)	(.08)
Portfolio turnover rate		121.01	113.51	111.66	97.33	95.49

Net assets, end of period ($ x 1,000)		728,634	492,628	603,664	697,810	673,351

1 The fund commenced offering five classes of shares on November 27, 2002.The existing shares were redesignated Class A shares.

2 Based on average shares outstanding at each month end.

3 Amount represents less than $.01 per share.

4 Exclusive of sales charge.

5 Amount represents less than .01%.

The Fund 7

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Class B		2003	2002[1]

Per-Share Data ($):
Net asset value, beginning of period		34.93	35.42
Investment operations:	Investment income (loss) — net[2]	(.32)	.01
	Net realized and unrealized
	(loss) on investments	10.91	(.50)
Total from investment operations		10.59	(.49)
Distributions:	Dividends from net realized gain on investments	(3.95)	—
Net asset value, end of period		41.57	34.93
Total Return (%)[3]		30.73	(1.38)[4]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.99	.19[4]
Ratio of net investment income (loss) to average net assets		(.82)	.05[4]
Portfolio turnover rate		121.01	113.51

Net assets, end of period ($ x 1,000)		9,036	74

1 From November 27, 2002 (commencement of initial offering) to December 31, 2002.

2 Based on average shares outstanding at each month end.

3 Exclusive of sales charge.

4 Not annualized.

		Year Ended December 31,
Class C		2003	2002[1]

Per-Share Data ($):
Net asset value, beginning of period		34.93	35.42
Investment operations:	Investment income (loss) — net[2]	(.31)	.03
	Net realized and unrealized
	(loss) on investments	10.91	(.52)
Total from investment operations		10.60	(.49)
Distributions:	Dividends from net realized gain on investments	(3.95)	—
Net asset value, end of period		41.58	34.93
Total Return (%)[3]		30.72	(1.35)[4]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.95	.19[4]
Ratio of net investment income (loss) to average net assets		(.78)	.08[4]
Portfolio turnover rate		121.01	113.51

Net assets, end of period ($ x 1,000)		3,514	36

1 From November 27, 2002 (commencement of initial offering) to December 31, 2002.

2 Based on average shares outstanding at each month end.

3 Exclusive of sales charge.

4 Not annualized.

		Year Ended December 31,
Class R		2003	2002[1]

Per-Share Data ($):
Net asset value, beginning of period		34.96	35.42
Investment operations:	Investment income — net[2]	.09	.03
	Net realized and unrealized
	(loss) on investments	10.94	(.49)
Total from investment operations		11.03	(.46)
Distributions:	Dividends from net realized gain on investments	(3.95)	—
Net asset value, end of period		42.04	34.96
Total Return (%)		31.97	(1.30)[3]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		.93	.09[3]
Ratio of net investment income to average net assets		.21	.07[3]
Portfolio turnover rate		121.01	113.51

Net assets, end of period ($ x 1,000)		390	1

1 From November 27, 2002 (commencement of initial offering) to December 31, 2002.

2 Based on average shares outstanding at each month end.

3 Not annualized.

		Year Ended December 31,
Class T		2003	2002[1]

Per-Share Data ($):
Net asset value, beginning of period		34.94	35.42
Investment operations:	Investment income (loss) — net[2]	(.12)	.01
	Net realized and unrealized
	(loss) on investments	10.89	(.49)
Total from investment operations		10.77	(.48)
Distributions:	Dividends from net realized gain on investments	(3.95)	—
Net asset value, end of period		41.76	34.94
Total Return (%)[3]		31.24	(1.35)[4]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.56	.14[4]
Ratio of net investment income (loss) to average net assets		(.33)	.02[4]
Portfolio turnover rate		121.01	113.51

Net assets, end of period ($ x 1,000)		122	1

1 From November 27, 2002 (commencement of initial offering) to December 31, 2002.

2 Based on average shares outstanding at each month end.

3 Exclusive of sales charge.

4 Not annualized.

The Fund 9

Your Investment

ACCOUNT POLICIES

The Dreyfus Premier Funds are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein. In addition, such third parties may receive payments from Dreyfus in connection with their offering of fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the fund instead of other mutual funds where such payments are not received. Consult a representative of your plan or financial institution for further information.

You will need to choose a share class before making your initial investment.The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. In making your choice, you should consider how much you plan to invest and how long you plan to hold your investment, then weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge (CDSC).Your financial representative can help you choose the share class that is appropriate for you.

  Class A shares may be appropriate for investors who prefer to pay the fund’s sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon. If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.
  Class B shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon.
  Class C shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon.
  Class R shares are designed for eligible institutions and their clients (individuals may not purchase these shares directly).
  Class T shares may be appropriate for investors who prefer to pay the fund’s sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and have a shorter-term investment horizon. However, if you invest $1 million or more in the fund, you should buy Class A shares, regardless of your investment horizon, because Class A has lower expenses than Class T.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.

Share class charges

Each share class has its own fee structure. In some cases, you may not have to pay a sales charge or may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you. Shareholders beneficially owning fund shares on November 25, 2002 may purchase Class A shares without a front-end sales load. See the SAI.

Sales charges
Class A and Class T — charged when you buy shares
	Sales charge		Sales charge
	deducted as a %		as a % of your
Your investment	of offering price		net investment

	Class	Class	Class	Class
	A	T	A	T

Up to $49,999	5.75%	4.50%	6.10%	4.70%
$50,000 — $99,999	4.50%	4.00%	4.70%	4.20%
$100,000 — $249,999	3.50%	3.00%	3.60%	3.10%
$250,000 — $499,999	2.50%	2.00%	2.60%	2.00%
$500,000 — $999,999	2.00%	1.50%	2.00%	1.50%
$1 million or more*	0.00%	0.00%	0.00%	0.00%

* A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment).

Class T shares also carry an annual Rule 12b-1 fee of 0.25% of the class’s average daily net assets.

Class B — charged when you sell shares

CDSC as a % of your initial
Years since purchase	investment or your redemption
was made	(whichever is less)

Up to 2 years	4.00%
2 — 4 years	3.00%
4 — 5 years	2.00%
5 — 6 years	1.00%
More than 6 years	Shares will automatically
convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.75% of the class’s average daily net assets.

Class C — charged when you sell shares

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class’s average daily net assets.

Class R — no sales load or Rule 12b-1 fees

Reduced Class A and Class T sales charge

Letter of intent: lets you purchase Class A and Class T shares over a 13-month period at the same sales charge as if all shares had been purchased at once.

Right of accumulation: when calculating your sales charge on Class A or Class T shares, you may take into account the value of any shares you own in this fund or in certain other Dreyfus Premier Funds or Dreyfus Founders Funds. For any such right of accumulation to be made available, at the time of purchase you must provide sufficient information to permit the confirmation of qualification.

Consult the Statement of Additional Information (SAI) or your financial representative for more details.

Your Investment 11

ACCOUNT POLICIES (continued)

Buying shares

The net asset value (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund’s transfer agent or other authorized entity. Securities held by the fund are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund’s board. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities held by the fund may trade on days that the fund is not open for business, thus affecting the value of the fund’s assets on days when fund shareholders may not be able to buy or sell fund shares.

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
Initial		Additional

Regular accounts	$1,000	$100; $500 for
		Dreyfus TeleTransfer
		investments
Traditional IRAs	$750	no minimum
Spousal IRAs	$750	no minimum
Roth IRAs	$750	no minimum
Education Savings	$500	no minimum
Accounts		after the first year

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund’s Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C and R are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares
Limitations on selling shares
by phone or online
Proceeds	Minimum	Maximum
sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day
Wire	$1,000	$500,000 for joint
		accounts every 30 days/
		$20,000 per day
Dreyfus	$500	$500,000 for joint
TeleTransfer		accounts every 30 days/
		$20,000 per day

* Not available online on accounts whose address has been changed within the last 30 days.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Your Investment 13

ACCOUNT POLICIES (continued)

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the transfer agent takes reasonable measures to confirm that instructions are genuine.

Excessive trading, short-term market timing or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. Accordingly, the fund reserves the right to refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund’s view, is likely to engage in excessive trading, short-term market timing or other abusive trading practices. Multiple accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive trading, short-term market timing or other abusive trading practices. Transactions placed by suspected excessive traders may not be deemed accepted by the fund and may be cancelled or revoked by the fund on the next business day following receipt by the fund or its transfer agent. While the fund will take reasonable steps to prevent trading practices deemed to be harmful to the fund, it may not be able to identify such trading conducted through certain financial intermediaries or omnibus accounts.

The fund also reserves the right to:

  refuse any purchase or exchange request
  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum investment amounts
  delay sending out proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)
  “redeem in kind,” or make payments in securities rather than cash, if the amount you are redeeming is large enough to affect fund operations (for example, it if exceeds 1% of the fund’s assets)

Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and distributes capital gains annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, are taxable to you as qualified dividends and capital gains.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

Your Investment 15

SERVICES FOR FUND INVESTORS

The third party through whom you purchased fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions.You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing
Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Payroll	For making automatic investments
Savings Plan	through a payroll deduction.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
the fund into another Dreyfus fund
or certain Founders-advised funds
(not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges
Exchange Privilege	from the fund into another
Dreyfus fund or certain
Founders-advised funds.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus funds. There will
be no CDSC on Class B or C shares,
as long as the amount of any with-
drawal does not exceed on an annual
basis of 12% of the greater of the
account value at the time of the first
withdrawal under the plan, or at the
time of the subsequent withdrawal.

Exchange privilege

You can exchange shares worth $500 or more

(no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You also can exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds.You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into a fund that has a higher one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contact your financial representative.

Reinvestment privilege

Upon written request, you can reinvest up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account.This privilege may be used only once.

Account statements

Every fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

Concepts to understand

Wire transfer: for transferring money from one financial
institution to another. Wiring is the fastest way to move
money, although your bank may charge a fee to send or
receive wire transfers. Wire redemptions from the fund are
subject to a $1,000 minimum.
Electronic check: for transferring money out of a bank
account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks
usually are available without a fee at all Automated Clearing
House (ACH) banks.
To open an account, make subsequent investments or to
sell shares, please contact your financial representative
or call toll free in the U.S. 1-800-554-4611.
Make checks payable to: The Dreyfus Family of Funds.

Your Investment 17

INSTRUCTIONS FOR REGULAR ACCOUNTS (continued)

INSTRUCTIONS FOR IRAS

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611.

Make checks payable to: The Dreyfus Trust Company, Custodian.

Your Investment 19

NOTES

NOTES

For More Information

Dreyfus Premier New Leaders Fund, Inc.

SEC file number: 811-3940

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s managers discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its poli-cies.A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

By telephone

Call your financial representative or 1-800-554-4611

By mail Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2004 Dreyfus Service Corporation

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